                                                  THE VARIABLE ANNUITY CONTRACT

                                                                      ISSUED BY

                                      FIRST METLIFE INVESTORS INSURANCE COMPANY

                                                                            AND

                                               FIRST METLIFE INVESTORS VARIABLE
                                                            ANNUITY ACCOUNT ONE

                                                                        CLASS A

                                                                    MAY 1, 2006

       This prospectus describes the flexible premium deferred variable annuity contract offered by First MetLife Investors Insurance Company (First MetLife
 Investors or we or us). The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans.

 The annuity contract has 27 investment choices -- a fixed account which offers an interest rate guaranteed by us, and 26 investment portfolios listed below.
     You can put your money in the fixed account and/or any of these investment portfolios. Effective for contracts issued on and after May 1, 2003, the fixed account is not available as an investment choice during the accumulation phase of the contract, except in connection with an enhanced dollar cost averaging program.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2):
   Templeton Growth Securities Fund

MET INVESTORS SERIES TRUST (CLASS B OR CLASS A, AS NOTED):
   Lord Abbett America's Value Portfolio
   Lord Abbett Bond Debenture Portfolio
   Lord Abbett Growth and Income Portfolio
   Lord Abbett Growth Opportunities Portfolio
   Lord Abbett Mid-Cap Value Portfolio
   MFS(R) Research International Portfolio
   Oppenheimer Capital Appreciation Portfolio
   PIMCO Total Return Portfolio
   Pioneer Fund Portfolio (Class A)
   Pioneer Mid-Cap Value Portfolio (Class A)
   Pioneer Strategic Income Portfolio (Class A)
   Met/Putnam Capital Opportunities Portfolio
   Van Kampen Comstock Portfolio

METROPOLITAN SERIES FUND, INC. (CLASS B OR CLASS E, AS NOTED):
   BlackRock Bond Income Portfolio
   BlackRock Money Market Portfolio
   Capital Guardian U.S. Equity Portfolio
   Davis Venture Value Portfolio (Class E)
   MFS(R) Total Return Portfolio
   Oppenheimer Global Equity Portfolio

PUTNAM VARIABLE TRUST (CLASS IB):
   Putnam VT Equity Income Fund

MET INVESTORS SERIES TRUST -- METLIFE ASSET ALLOCATION PROGRAM (CLASS B):
   MetLife Defensive Strategy Portfolio
   MetLife Moderate Strategy Portfolio
   MetLife Balanced Strategy Portfolio
   MetLife Growth Strategy Portfolio
   MetLife Aggressive Strategy Portfolio

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the First MetLife Investors Variable Annuity Contract.

To learn more about the First MetLife Investors Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2006. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 36 of this prospectus. For a free copy of the SAI, call us at (800) 709-2811, visit our website at WWW.METLIFEINVESTORS.COM, or write to us at: 5 Park Plaza, Suite 1900, Irvine, CA 92614.

The contracts:
..   are not bank deposits
..   are not FDIC insured
..   are not insured by any federal government agency
..   are not guaranteed by any bank or credit union
..   may be subject to loss of principal

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May 1, 2006

                             TABLE OF CONTENTS PAGE

              INDEX OF SPECIAL TERMS..........................  4

              HIGHLIGHTS......................................  5

              FEE TABLES AND EXAMPLES.........................  6

              1. THE ANNUITY CONTRACT......................... 10
                 Market Timing................................ 10

              2. PURCHASE..................................... 11
                 Purchase Payments............................ 11
                 Termination for Low Account Value............ 11
                 Allocation of Purchase Payments.............. 11
                 Free Look.................................... 12
                 Accumulation Units........................... 12
                 Account Value................................ 12
                 Replacement of Contracts..................... 12

              3. INVESTMENT OPTIONS........................... 12
                 Transfers.................................... 14
                 Dollar Cost Averaging Programs............... 17
                 Three Month Market Entry Program............. 18
                 Automatic Rebalancing Program................ 18
                 Description of the MetLife Asset Allocation
                  Program..................................... 19
                 Voting Rights................................ 19
                 Substitution of Investment Options........... 19

              4. EXPENSES..................................... 20
                 Product Charges.............................. 20
                 Account Fee.................................. 20
                 Sales Charge................................. 20
                 How to Reduce the Sales Charge............... 21
                 Premium and Other Taxes...................... 21
                 Transfer Fee................................. 21
                 Income Taxes................................. 22
                 Investment Portfolio Expenses................ 22

              5. ANNUITY PAYMENTS
                 (THE INCOME PHASE)........................... 22
                 Annuity Date................................. 22
                 Annuity Payments............................. 22
                 Annuity Options.............................. 23

                                      PAGE

            6. ACCESS TO YOUR MONEY............................  24
               Systematic Withdrawal Program...................  24
               Suspension of Payments or Transfers.............  24

            7. PERFORMANCE.....................................  25

            8. DEATH BENEFIT...................................  25
               Upon Your Death.................................  25
               Standard Death Benefit -- Principal Protection..  26
               Optional Death Benefit -- Annual Step-Up........  26
               General Death Benefit Provisions................  26
               Spousal Continuation............................  27
               Death of the Annuitant..........................  27
               Controlled Payout...............................  27

            9. FEDERAL INCOME TAX STATUS.......................  27
               Taxation of Non-Qualified Contracts.............  28
               Taxation of Qualified Contracts.................  29
               Foreign Tax Credits.............................  32
               Possible Tax Law Changes........................  32

            10. OTHER INFORMATION..............................  32
               First MetLife Investors.........................  32
               The Separate Account............................  33
               Distributor.....................................  33
               Selling Firms...................................  33
               Requests and Elections..........................  34
               Ownership.......................................  35
               Legal Proceedings...............................  36
               Financial Statements............................  36

            TABLE OF CONTENTS OF THE STATEMENT OF
            ADDITIONAL INFORMATION.............................  36

            APPENDIX A......................................... A-1
               Condensed Financial Information................. A-1

            APPENDIX B......................................... B-1
               Participating Investment Portfolios............. B-1

            APPENDIX C......................................... C-1
               EDCA Examples with Multiple Purchase
                Payments....................................... C-1

INDEX OF SPECIAL TERMS

Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

                                                             PAGE
             Account Value.................................... 12
             Accumulation Phase............................... 10
             Accumulation Unit................................ 12
             Annuitant........................................ 35
             Annuity Date..................................... 22
             Annuity Options.................................. 23
             Annuity Payments................................. 22
             Annuity Units.................................... 22
             Beneficiary...................................... 35
             Business Day..................................... 11
             Fixed Account.................................... 10
             Income Phase..................................... 10
             Investment Portfolios............................ 12
             Joint Owners..................................... 35
             Owner............................................ 35
             Purchase Payment (including Net Purchase Payment) 11
             Separate Account................................. 33

HIGHLIGHTS

The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company, where you agree to make at least one purchase payment to us and we agree to make a series of annuity payments at a later date. The contract has a maximum issue age and you should consult with your registered representative. The contract provides a means for investing on a tax-deferred basis in our fixed account and (excludes the accumulation phase for contracts issued on and after May 1, 2003) the investment portfolios. The contract is intended for retirement savings or other long-term investment purposes. When you purchase the contract, you can choose fixed and variable income options.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you or a designated payee begin receiving regular annuity payments from your contract. You and the annuitant (the person on whose life we base annuity payments) do not have to be the same.

You can have annuity payments made on a variable basis, a fixed basis, or a combination of both. If you choose variable annuity payments, the amount of the variable annuity payments will depend upon the investment performance of the investment portfolio(s) you select for the income phase. If you choose fixed annuity payments, the amount of each payment will not change during the income phase.

TAX DEFERRAL AND QUALIFIED PLANS. The contracts are offered for individuals and some tax qualified and non-tax qualified retirement plans. For any tax qualified account (e.g., an IRA, 401 plan or 403(b) plan), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")
FREE LOOK. You may cancel the contract within 10 days after receiving it. You will receive whatever your contract is worth on the day that we receive your cancellation request plus the sales charge. The amount you receive may be more or less than your purchase payment, depending upon the performance of the investment portfolios. You bear the risk of any decline in account value. We refund the sales charge but do not refund any other charges or deductions assessed during the free look period.

TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a non-qualified contract during the accumulation phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the income phase are considered partly a return of your original investment until your investment is returned.

NON-NATURAL PERSONS AS OWNERS. If the owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts), gains under the contract are generally not eligible for tax deferral.

INQUIRIES. If you need more information, please contact our Annuity Service Center at:

                    MetLife Investors Distribution Company
                                P.O. Box 10366
                          Des Moines, Iowa 50306-0366
                                (800) 709-2811

ELECTRONIC DELIVERY. As an owner you may elect to receive electronic delivery of current prospectuses related to this contract, prospectuses and annual and semi-annual reports for the investment portfolios and other contract related documents.

Contact us at WWW.METLIFEINVESTORS.COM for more information and to enroll.

FEE TABLES AND EXAMPLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES TABLE

              SALES CHARGE (Note 1)        5.75%
              (as a percentage of purchase
              payments)
              TRANSFER FEE (Note 2)        $0 (First 12 per year)
                                           $25 (Thereafter)

--------------------------------------------------------------------------------
Note 1. Sales Charges decline based on your investment. (See "Expenses -- Sales Charge.")

                                            Sales Charge
                                            as percentage
                   Your Investment       of purchase payment
                   ---------------       -------------------
                   Less than $50,000            5.75%
                   $50,000 - 99,999.99          4.50%
                   $100,000 - 249,999.99        3.50%
                   $250,000 - 499,999.99        2.50%
                   $500,000 - 999,999.99        2.00%
                   $1,000,000 or greater        1.00%

Note 2. There is no charge for the first 12 transfers in a contract year; thereafter the fee is $25 per transfer. First MetLife Investors is currently waiving the transfer fee, but reserves the right to charge the fee in the future.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING INVESTMENT PORTFOLIO FEES AND EXPENSES.
--------------------------------------------------------------------------------

                         PERIODIC FEES AND EXPENSES TABLE*
                         ACCOUNT FEE (Note 1)       $30

SEPARATE ACCOUNT ANNUAL EXPENSES
(referred to as Separate Account Product Charges)
(as a percentage of average account value in the Separate Account)

               Mortality and Expense Charge                 0.50%
               Administration Charge                        0.25%
                                                            -----
               Total Separate Account Annual Expenses       0.75%

               Death Benefit Rider Charge (Optional)
               (as a percentage of average account value in
               the Separate Account)
               Optional Death Benefit -- Annual Step-Up     0.20%

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Note 1. An Account Fee of $30 is charged on the last day of each contract year if account value is less than $50,000.

*Certain periodic fees and expenses for contracts issued before May 1, 2004, are different. Certain fees and expenses may not apply during the income phase of the contract. (See "Expenses").

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED
BY THE INVESTMENT PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH INVESTMENT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE INVESTMENT PORTFOLIOS AND IN THE FOLLOWING TABLES.
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                Total Annual Investment          Minimum Maximum
                Portfolio Operating Expenses       0.67%   3.59%
                (expenses that are deducted from
                investment portfolio assets,
                including management fees,
                12b-1/service fees, and other
                expenses)

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FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE CONTRACTS, SEE "OTHER INFORMATION -- DISTRIBUTOR."

INVESTMENT PORTFOLIO EXPENSES
(as a percentage of the average daily net assets of an investment portfolio)

The following table is a summary. For more complete information on investment portfolio fees and expenses, please refer to the prospectus for each investment portfolio.

                                                                                                        NET
                                                                                 TOTAL   CONTRACTUAL   TOTAL
                                                           12B-1/               ANNUAL     EXPENSE    ANNUAL
                                                MANAGEMENT SERVICE    OTHER    PORTFOLIO   SUBSIDY   PORTFOLIO
                                                   FEES     FEES   EXPENSES(1) EXPENSES  OR DEFERRAL  EXPENSE
--------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP TRUST
 Templeton Growth Securities Fund                 0.75%     0.25%     0.07%      1.07%      0.00%      1.07%
MET INVESTORS SERIES TRUST
 Lord Abbett America's Value Portfolio            0.65%     0.25%     0.28%      1.18%      0.08%      1.10%
 Lord Abbett Bond Debenture Portfolio             0.51%     0.25%     0.05%      0.81%      0.00%      0.81%
 Lord Abbett Growth and Income Portfolio(7)       0.50%     0.25%     0.04%      0.79%      0.00%      0.79%
 Lord Abbett Growth Opportunities Portfolio(2)    0.70%     0.25%     0.29%      1.24%      0.05%      1.19%
 Lord Abbett Mid-Cap Value Portfolio              0.68%     0.25%     0.08%      1.01%      0.00%      1.01%
 MFS(R) Research International Portfolio(1)       0.74%     0.25%     0.23%      1.22%      0.00%      1.22%
 Oppenheimer Capital Appreciation Portfolio(1)    0.59%     0.25%     0.10%      0.94%      0.00%      0.94%
 PIMCO Total Return Portfolio(1)                  0.50%     0.25%     0.07%      0.82%      0.00%      0.82%
 Pioneer Fund Portfolio(3)                        0.75%     0.00%     0.28%      1.03%      0.03%      1.00%
 Pioneer Mid-Cap Value Portfolio(3)               0.75%     0.00%     2.84%      3.59%      2.59%      1.00%
 Pioneer Strategic Income Portfolio(3)            0.73%     0.00%     0.09%      0.82%      0.00%      0.82%
 Met/Putnam Capital Opportunities Portfolio       0.85%     0.25%     0.37%      1.47%      0.00%      1.47%
 Van Kampen Comstock Portfolio(4)                 0.63%     0.25%     0.05%      0.93%      0.00%      0.93%
METROPOLITAN SERIES FUND, INC.
 BlackRock Bond Income Portfolio                  0.40%     0.25%     0.07%      0.72%      0.00%      0.72%
 BlackRock Money Market Portfolio                 0.35%     0.25%     0.07%      0.67%      0.01%      0.66%
 Capital Guardian U.S. Equity Portfolio           0.67%     0.25%     0.06%      0.98%      0.00%      0.98%
 Davis Venture Value Portfolio                    0.72%     0.15%     0.04%      0.91%      0.00%      0.91%
 MFS(R) Total Return Portfolio(5)                 0.57%     0.25%     0.16%      0.98%      0.00%      0.98%
 Oppenheimer Global Equity Portfolio              0.60%     0.25%     0.33%      1.18%      0.00%      1.18%
PUTNAM VARIABLE TRUST
 Putnam VT Equity Income Fund                     0.65%     0.25%     0.17%      1.07%      0.00%      1.07%

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                                                                                                         NET TOTAL
                                                                                                          ANNUAL
                                                                                                         PORTFOLIO
                                                                                                         EXPENSES
                                                                                                NET      INCLUDING
                                                                         TOTAL   CONTRACTUAL   TOTAL     ESTIMATED
                                                      12B-1/            ANNUAL     EXPENSE    ANNUAL    EXPENSES OF
                                           MANAGEMENT SERVICE  OTHER   PORTFOLIO   SUBSIDY   PORTFOLIO  UNDERLYING
                                              FEES     FEES   EXPENSES EXPENSES  OR DEFERRAL  EXPENSE  PORTFOLIOS(6)
--------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST --
 METLIFE ASSET ALLOCATION PROGRAM
 MetLife Defensive Strategy Portfolio(6)     0.10%     0.25%   0.05%     0.40%      0.05%      0.35%       0.99%
 MetLife Moderate Strategy Portfolio(6)      0.09%     0.25%   0.01%     0.35%      0.00%      0.35%       1.01%
 MetLife Balanced Strategy Portfolio(6)      0.06%     0.25%   0.01%     0.32%      0.00%      0.32%       1.02%
 MetLife Growth Strategy Portfolio(6)        0.07%     0.25%   0.01%     0.33%      0.00%      0.33%       1.07%
 MetLife Aggressive Strategy Portfolio(6)    0.10%     0.25%   0.02%     0.37%      0.02%      0.35%       1.12%

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The Net Total Annual Portfolio Expenses have been restated to reflect contractual arrangements in effect as of May 1, 2006, under which investment advisers or managers of investment portfolios have agreed to waive and/or pay expenses of the portfolios. Each of these arrangements is in effect until at least April 30, 2007 (excluding optional extensions). Net Total Annual
Portfolio Expenses have not been restated to reflect expense reductions that certain investment portfolios achieved as a result of directed brokerage arrangements. The investment portfolios provided the information on their expenses, and we have not independently verified the information. Unless otherwise indicated the information provided is for the year ended December 31, 2005.

(1) Other Expenses may include amounts repaid to investment advisers or managers pursuant to contractual arrangements for prior waivers or payments of portfolio expenses. The amounts repaid per portfolio are: 0.05% for the MFS(R) Research International Portfolio; 0.05% for the Oppenheimer Capital Appreciation Portfolio; and 0.01% for the PIMCO Total Return Portfolio.

(2) Due to certain brokerage commission recaptures not shown in the table, actual Net Total Annual Operating Expenses for the Lord Abbett Growth Opportunities Portfolio were 1.15% for year ended December 31, 2005.

(3) Portfolio expenses for this investment portfolio are estimated for the year ending December 31, 2006.

(4) Total Annual Portfolio Expenses for the Van Kampen Comstock Portfolio are annualized based on the months the portfolio was in operation in 2005. The Van Kampen Comstock Portfolio commenced operations on May 1, 2005.

(5) The management fee has been restated to reflect a new management fee schedule that became effective on May 1, 2006.

(6) Management fees have been restated to reflect a new fee schedule that became effective on May 1, 2005. Because the MetLife Asset Allocation Program portfolios (the "Portfolios") invest in other underlying portfolios, each Portfolio also will bear its pro rata portion of the operating expenses of the underlying investment portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios (after any applicable expense limitations) as of December 31, 2005 were: 0.64% for the MetLife Defensive Strategy Portfolio; 0.66% for the MetLife Moderate Strategy Portfolio; 0.70% for the MetLife Balanced Strategy Portfolio; 0.74% for the MetLife Growth Strategy Portfolio; and 0.77% for the MetLife Aggressive Strategy Portfolio. The total annual operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying investment portfolios (before any applicable expense limitations) as of December 31, 2005 were: 1.04% for the MetLife Defensive Strategy Portfolio; 1.01% for the MetLife Moderate Strategy Portfolio; 1.02% for the MetLife Balanced Strategy Portfolio; 1.08% for the MetLife Growth Strategy Portfolio; and 1.15% for the MetLife Aggressive Strategy Portfolio. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying investment portfolios instead of in the Portfolios. A contract owner who chooses to invest directly in the underlying investment portfolios would not, however, receive the asset allocation services provided by Met Investors Advisory, LLC. (See the fund prospectus for a description of each Portfolio's target allocation.)

(7) The management fee has been restated to reflect a new fee schedule that became effective on January 1, 2006.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND INVESTMENT PORTFOLIO FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME: (A) MAXIMUM AND (B) MINIMUM FEES AND EXPENSES OF ANY OF THE INVESTMENT PORTFOLIOS (BEFORE SUBSIDY AND/OR DEFERRAL). ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

CHART 1. Chart 1 assumes you select the optional Annual Step-Up Death Benefit, regardless of whether you surrender or annuitize the contract or not, which is the most expensive way to purchase the contract.

                                               Time Periods
         1 year                      3 years                     5 years                    10 years
---------------------------------------------------------------------------------------------------------------

        (a)$1,006                   (a)$1,872                   (a)$2,744                   (a)$4,947

        (b)$  733                   (b)$1,064                   (b)$1,417                   (b)$2,407

CHART 2. Chart 2 assumes you do not select the optional death benefit rider, regardless of whether you surrender or annuitize the contract or not, which is the least expensive way to purchase the contract.

                                               Time Periods
         1 year                      3 years                     5 years                    10 years
---------------------------------------------------------------------------------------------------------------

         (a)$988                    (a)$1,819                   (a)$2,660                   (a)$4,798

         (b)$714                    (b)$1,006                   (b)$1,319                   (b)$2,202

The Examples should not be considered a representation of past or future expenses or annual rates of return of any investment portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples. Condensed financial information containing the accumulation unit value history appears in Appendix A of this prospectus as well as in the SAI.

1.  THE ANNUITY CONTRACT

This prospectus describes the Variable Annuity Contract offered by us.

The variable annuity contract is a contract between you as the owner, and us, the insurance company, where we promise to pay an income to you, in the form of annuity payments, beginning on a designated date that you select. Until you decide to begin receiving annuity payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving annuity payments, your contract switches to the INCOME PHASE.

The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g., an IRA, 401 plan or 403(b) plan), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Tax Status.")

The contract is called a variable annuity because you can choose among the investment portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends, in part, upon the investment performance of the investment portfolio(s) you select for the income phase. We do not guarantee the investment performance of the variable annuity portion. You bear the full investment risk for all amounts allocated to the variable annuity portion.

Except as described below, the contract also contains a FIXED ACCOUNT. The fixed account is not offered by this prospectus. The fixed account offers an interest rate that is guaranteed by us. If you select the fixed account, your money will be placed with our other general account assets, and the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract. The fixed account is part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the general account. If you select a fixed annuity payment option during the income phase, payments are made from our general account assets.

The amount of the annuity payments you receive during the income phase from a fixed annuity payment option of the contract will remain level for the entire income phase, provided that the payment may increase in the event you make a transfer from a variable annuity payment option to the fixed annuity payment. Please see the terms of your actual contract for more detailed information.

EFFECTIVE FOR CONTRACTS ISSUED ON AND AFTER MAY 1, 2003, THE FIXED ACCOUNT OF FIRST METLIFE INVESTORS IS NOT AVAILABLE AS AN INVESTMENT CHOICE DURING THE ACCUMULATION PHASE OF THE CONTRACT, EXCEPT IN CONNECTION WITH AN ENHANCED DOLLAR COST AVERAGING PROGRAM, AND NO TRANSFER WILL BE PERMITTED INTO THE FIXED ACCOUNT UNTIL THE INCOME PHASE OF THE CONTRACT. ALL REFERENCES IN THIS PROSPECTUS TO INVESTMENTS IN OR TRANSFERS INTO THE FIXED ACCOUNT DURING THE ACCUMULATION PHASE (EXCEPT FOR THE ENHANCED DOLLAR COST AVERAGING PROGRAM) SHALL ONLY APPLY TO CONTRACTS ISSUED PRIOR TO MAY 1, 2003.

As owner of the contract, you exercise all interests and rights under the contract. You can change the owner at any time by notifying us in writing. The contract may be owned generally by joint owners (limited to two natural persons). We provide more information on this under "Other Information."

MARKET TIMING

We have policies and procedures that attempt to detect transfer activity that may adversely affect other owners or investment portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (I.E., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the frequency and size of transfers into and out of particular investment portfolios made by owners within given periods of time and/or investigating transfer activity identified by the investment portfolios on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our market timing policies and procedures are discussed in more detail in "Investment Options -- Transfers -- Market Timing."

2.  PURCHASE

PURCHASE PAYMENTS

A PURCHASE PAYMENT is the money you give us to invest in the contract. The initial purchase payment is due on the date the contract is issued. A NET PURCHASE PAYMENT is a purchase payment less the sales charge. Subject to the minimum and maximum payment requirements (see below), you may make additional purchase payments.

..   The minimum initial purchase payment we will accept is $5,000 when the contract is purchased as a non-qualified contract.

..   If you are purchasing the contract as part of an IRA (Individual Retirement
    Annuity), 401(k) or other qualified plan, the minimum we will accept is $2,000.

..   If you want to make an initial purchase payment of $1 million or more, or an additional purchase payment that would cause your total purchase payments to exceed $1 million, you will need our prior approval.

..   You can make additional purchase payments of $500 or more to either type of contract (qualified and non-qualified) unless you have elected an electronic funds transfer program approved by us, in which case the minimum additional purchase payment is $100 per month.

..   We will accept a different amount if required by federal tax law.

We reserve the right to reject any application or purchase payment and to limit future purchase payments.

TERMINATION FOR LOW ACCOUNT VALUE

We may terminate your contract by paying you the account value in one sum if, prior to the annuity date, you do not make purchase payments for three consecutive contract years, the total amount of purchase payments made, less any partial withdrawals, is less than $2,000 or any lower amount required by federal tax laws, and the account value on or after the end of such three year period is less than $2,000.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your net purchase payment to the fixed account and/or any of the investment portfolios you have selected. You may not choose more than 18 investment portfolios (including the fixed account) at the time your initial purchase payment is allocated. Each allocation must be at least $500 and must be in whole numbers.

We have reserved the right to restrict payments to the fixed account if any of the following conditions exist:

..   the credited interest rate on the fixed account is equal to the guaranteed minimum rate; or

..   your account value in the fixed account equals or exceeds our published maximum for fixed account allocation (currently, there is no limit); or

..   a transfer was made out of the fixed account within the previous 180 days.

If you make additional net purchase payments, we will allocate them in the same way as your first net purchase payment unless you tell us otherwise. However, if you make an additional purchase payment and you have an EDCA or DCA program in effect, we will allocate your additional payments to the investment portfolios selected under the EDCA or DCA program unless you tell us otherwise. You may change your allocation instructions at any time by notifying us in writing, by calling us or by Internet. You may not choose more than 18 investment portfolios (including the fixed account) at the time you submit a subsequent purchase payment. If you wish to allocate the payment to more than 18 investment portfolios (including the fixed account), you must notify us of your chosen allocation one or more days prior to submitting the payment. If there are joint owners, unless we are instructed to the contrary, we will accept allocation instructions from either joint owner.

Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first net purchase payment within 2 business days. A BUSINESS DAY is each day that the New York Stock Exchange is open for business. A business day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See "Other Information -- Requests and Elections.") However, if you allocate purchase payments to a discontinued investment portfolio (see Appendix A), we will request reallocation instructions or if unable to obtain such instructions, we will return your purchase payment to you.

FREE LOOK

If you change your mind about owning this contract, you can cancel it within 10 days after receiving it. We ask that you submit your request to cancel in writing, signed by you, to our Annuity Service Center. When you cancel the contract within this "free look" period, you will receive back whatever your contract is worth on the day we receive your request plus the sales charge.
This may be more or less than your purchase payment depending upon the performance of the portfolios you allocated your net purchase payment to during the free look period. This means that you bear the risk of any decline in the value of your contract during the free look period. Except for the sales charge we do not refund any charges or deductions assessed during the free look period.

ACCUMULATION UNITS

The portion of your account value allocated to the Separate Account will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of this portion of your account value, we use a unit of measure we call an ACCUMULATION UNIT. (An accumulation unit works like a share of a mutual fund.)

Every business day we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

1) dividing the net asset value per share of the investment portfolio at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the investment portfolio as of that day, by the net asset value per share of the investment portfolio for the previous business day, and

2) multiplying it by one minus the Separate Account product charges (including any death benefit rider charge) for each day since the last business day and any charges for taxes.

The value of an accumulation unit may go up or down from day to day.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.

We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day (generally 4:00 p.m. Eastern
Time) and then credit your contract.

EXAMPLE:

  On Monday we receive an additional purchase payment of $5,000 from you before 4:00 p.m. Eastern Time. You have told us you want this to go to the Lord Abbett Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Lord Abbett Growth and Income Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Lord Abbett Growth and Income Portfolio.

ACCOUNT VALUE

ACCOUNT VALUE is equal to the sum of your interests in the investment portfolios, the fixed account, and the EDCA account. Your interest in each investment portfolio is determined by multiplying the number of accumulation units for that portfolio by the value of the accumulation unit.

REPLACEMENT OF CONTRACTS

Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, and there will be a new sales charge for this contract and other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.

3. INVESTMENT OPTIONS

The contract offers 26 INVESTMENT PORTFOLIOS, which are listed below. Additional investment portfolios may be available in the future.

YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY. COPIES OF THESE PROSPECTUSES WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR CONTRACT. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: FIRST METLIFE INVESTORS INSURANCE COMPANY, ANNUITY SERVICE CENTER, P.O. BOX 10366, DES MOINES, IOWA 50306-0366, (800) 709-2811. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. CERTAIN INVESTMENT PORTFOLIOS DESCRIBED IN THE FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR CONTRACT. (SEE APPENDIX A.) APPENDIX B CONTAINS A SUMMARY OF ADVISERS AND SUBADVISERS, AND INVESTMENT OBJECTIVES AND STRATEGIES FOR EACH INVESTMENT PORTFOLIO.

The investment objectives and policies of certain of the investment portfolios may be similar to the investment objectives and policies of other mutual funds that certain of the portfolios' investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers.

Shares of the investment portfolios may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various owners participating in, and the interests of qualified plans investing in the investment portfolios may conflict. The investment portfolios will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIOS. An investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory, LLC) or subadviser of an investment portfolio, or its affiliates, may compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. The amount of the compensation is not deducted from portfolio assets and does not decrease the portfolio's investment return. The amount of the compensation is based on a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the contracts.

We and/or certain of our affiliated insurance companies have membership interests in our affiliated investment advisers, MetLife Advisers, LLC and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the investment portfolio. We may benefit accordingly from assets allocated to the investment portfolios to the extent they result in profits to the advisers. (See "Fee Tables and Examples -- Investment Portfolio Expenses" for information on the management fees paid by the investment portfolios to the advisers and the Statement of Additional Information for the investment portfolios for information on the management fees paid by the advisers to the subadvisers.)

Certain investment portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each investment portfolio's prospectus. (See "Fee Tables and Examples -- Investment Portfolio Expenses" and "Distributor.") The payments are deducted from the assets of the investment portfolios and paid to our distributor, MetLife Investors Distribution Company. These payments decrease the portfolio's investment return.

We select the investment portfolios offered through this contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the investment portfolio's adviser or subadviser is one of our affiliates or whether the investment portfolio, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. In some cases, we have included investment portfolios based on recommendations made by broker dealers through which the contract is sold ("selling firms"). We review the investment portfolios periodically and may remove an investment portfolio or limit it availability to new purchase payments and/or transfers of account value if we determine that the investment portfolio no longer meets one or more of the selection criteria, and/or if the investment portfolio has not attracted significant allocations from owners. We do not provide investment advice and do not recommend or endorse any particular investment portfolio.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

Franklin Templeton Variable Insurance Products Trust currently consists of 22 separate series (the Fund or Funds). Funds may be available in multiple classes: Class 1, Class 2 and Class 3. Templeton Global Advisors Limited is the investment adviser for the Templeton Growth Securities Fund. The following Class 2 portfolio is available under the contract:

   Templeton Growth Securities Fund

MET INVESTORS SERIES TRUST (CLASS B OR CLASS A, AS NOTED)

Met Investors Series Trust is a mutual fund with multiple portfolios. Met Investors Advisory, LLC (Met Investors Advisory), an affiliate of First MetLife Investors, is the investment manager of Met Investors Series Trust. Met Investors Advisory has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix B for the names of the subadvisers.) The following Class B or Class A, as noted, portfolios are available under the contract:

   Lord Abbett America's Value Portfolio
   Lord Abbett Bond Debenture Portfolio
   Lord Abbett Growth and Income Portfolio
   Lord Abbett Growth Opportunities Portfolio
   Lord Abbett Mid-Cap Value Portfolio
   MFS(R) Research International Portfolio
   Oppenheimer Capital Appreciation Portfolio
   PIMCO Total Return Portfolio
   Pioneer Fund Portfolio (Class A)
   Pioneer Mid-Cap Value Portfolio (Class A)
   Pioneer Strategic Income Portfolio (Class A)
   Met/Putnam Capital Opportunities Portfolio
   Van Kampen Comstock Portfolio

METROPOLITAN SERIES FUND, INC. (CLASS B OR CLASS E, AS NOTED)

Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC (MetLife Advisers), an affiliate of First MetLife Investors, is the investment adviser to the portfolios. MetLife Advisers has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix B for the names of the subadvisers.) The following Class B or Class E, as noted, portfolios are available under the contract:

   BlackRock Bond Income Portfolio
   BlackRock Money Market Portfolio
   Capital Guardian U.S. Equity Portfolio
   Davis Venture Value Portfolio (Class E)
   MFS(R) Total Return Portfolio
   Oppenheimer Global Equity Portfolio

PUTNAM VARIABLE TRUST (CLASS IB)

Putnam Variable Trust is a mutual fund with multiple portfolios. Putnam Investment Management, LLC is the investment adviser to each portfolio. The following Class IB portfolios are available under the contract:

   Putnam VT Equity Income Fund

MET INVESTORS SERIES TRUST -- METLIFE ASSET ALLOCATION PROGRAM (CLASS B)

In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolios are available under the contract:

   MetLife Defensive Strategy Portfolio
   MetLife Moderate Strategy Portfolio
   MetLife Balanced Strategy Portfolio
   MetLife Growth Strategy Portfolio
   MetLife Aggressive Strategy Portfolio

TRANSFERS

GENERAL. You can transfer a portion of your account value among the fixed account (excludes the accumulation phase for contracts issued on and after May 1, 2003) and the investment portfolios. The contract provides that you can make a maximum of 12 transfers every year and that each transfer is made without charge. We measure a year from the anniversary of the day we issued your contract. We currently allow unlimited transfers but reserve the right to limit this in the future. We may also limit transfers in circumstances of market timing or other transfers we determine are or would be to the disadvantage of other contract owners. (See "Investment Options -- Transfers --Market Timing.") We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a charge were to be imposed, it would be $25 for each transfer over 12 in a year. The transfer fee will be deducted from the investment portfolio or fixed account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.

You can make a transfer to or from the fixed account and to or from any investment portfolio, subject to the limitations below. All transfers made on the same business day will be treated as one transfer. Transfers received before the close of trading on the New York Stock Exchange will take effect as of the end of the business day. The following apply to any transfer:

..   Your request for transfer must clearly state which investment portfolio(s)
    or the fixed account are involved in the transfer.

..   Your request for transfer must clearly state how much the transfer is for.

..   The minimum amount you can transfer is $500 from an investment portfolio, or your entire interest in the investment portfolio, if less (this does not apply to pre-scheduled transfer programs).

..   The minimum amount that may be transferred from the fixed account is $500, or your entire interest in the fixed account. Transfers out of the fixed account during the accumulation phase are limited to the greater of:
    (a) 25% of the fixed account value at the beginning of the contract year, or (b) the amount transferred out of the fixed account in the prior contract year.

..   You may not make a transfer to more than 18 investment portfolios
    (including the fixed account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 investment portfolios (including the fixed account) may be made by calling or writing our Annuity Service Center.

During the accumulation phase, to the extent permitted by applicable law, during times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components (a redemption order with simultaneous request for purchase of another investment portfolio). In such a case, the redemption order would be processed at the source investment portfolio's next determined accumulation unit value. However, the purchase of the new investment portfolio would be effective at the next determined accumulation unit value for the new investment portfolio only after we receive the proceeds from the source investment portfolio, or we otherwise receive cash on behalf of the source investment portfolio.

For transfers during the accumulation phase, we have reserved the right to restrict transfers to the fixed account if any one of the following conditions exist:

..   The credited interest rate is equal to the guaranteed minimum rate;

..   Your account value in the fixed account equals or exceeds our published maximum for fixed account contract values (currently, there is no limit); or

..   A transfer was made out of the fixed account within the previous 180 days.

During the income phase, you cannot make transfers from a fixed annuity payment option to the investment portfolios. You can, however, make transfers during the income phase from the investment portfolios to a fixed annuity payment option and among the investment portfolios.

TRANSFERS BY TELEPHONE OR OTHER MEANS. You may elect to make transfers by telephone, Internet or other means acceptable to us. To elect this option, you must first provide us with a notice or agreement in a form that we may require. If you own the contract with a joint owner, unless we are instructed otherwise, we will accept instructions from either you or the other owner. (See "Other Information -- Requests and Elections.")

All transfers made on the same day will be treated as one transfer. A transfer will be made as of the end of the business day when we receive a notice containing all the required information necessary to process the request. We will consider telephone and Internet requests received after 4:00 p.m. Eastern Time to be received the following business day.

PRE-SCHEDULED TRANSFER PROGRAM. There are certain programs that involve transfers that are pre-scheduled. When a transfer is made as a result of such a program, we do not count the transfer in determining the applicability of any transfer fee and certain minimums do not apply. The current pre-scheduled transfers are made in conjunction with the following:
Dollar Cost Averaging, Three Month Market Entry, and Automatic Rebalancing Programs.

MARKET TIMING. Frequent requests from contract owners to transfer account value may dilute the value of an investment portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying investment portfolios and may disrupt portfolio management strategy, requiring a portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the investment portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the contracts (E.G., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment portfolios (i.e., the Templeton Growth Securities Fund and the Lord Abbett Bond Debenture, MFS(R) Research International, Pioneer Strategic Income, Met/Putnam Capital Opportunities, and Oppenheimer Global Equity Portfolios), and we monitor transfer activity in those portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current account value; and (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other investment portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain investment portfolios, we rely on the underlying investment portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other owners or other persons who have an interest in the contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified investment portfolios under that contract to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those investment portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the contracts. We do not accommodate market timing in any investment portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The investment portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, investment portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the investment portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners and other persons with interests in the contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the investment portfolios. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to: (1) enter into a written agreement with each investment portfolio or its principal underwriter that will obligate us to provide to the investment portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the investment portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading policies established by the investment portfolio.

In addition, contract owners and other persons with interests in the contracts should be aware that some investment portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/ or individual retirement plan participants. The omnibus nature of these orders may limit the investment portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the investment portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the investment portfolios.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the investment portfolio prospectuses for more details.

DOLLAR COST AVERAGING PROGRAMS

We offer two dollar cost averaging programs as described below. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You can elect only one dollar cost averaging program at a time. The dollar cost averaging programs are available only during the accumulation phase.

We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus.

The two dollar cost averaging programs are:

1. STANDARD DOLLAR COST AVERAGING (DCA)
   This program allows you to systematically transfer a set amount each month from the fixed account (new purchase payments only) or from a money market investment portfolio to any of the other available investment portfolio(s) you select. We provide certain exceptions from our normal fixed account restrictions to accommodate dollar cost averaging programs. These transfers are made on a date you select or, if you do not select a date, on the date that a net purchase payment or account value is allocated to the dollar cost averaging program.

You can make subsequent purchase payments while you have an active DCA program in effect, provided, however, that no amount will be allocated to the DCA program without your express direction. (See "Purchase -- Allocation of Purchase Payments.") If you make such an addition to your existing DCA program, the DCA transfer amount will not be increased; however, the number of months over which transfers are made is increased, unless otherwise elected in writing. You can terminate the program at any time, at which point transfers under the program will stop.

2. ENHANCED DOLLAR COST AVERAGING PROGRAM (EDCA)
   The Enhanced Dollar Cost Averaging (EDCA) Program allows you to systematically transfer amounts from the EDCA account in the general account to any available investment portfolio(s) you select. Except as discussed below, only new purchase payments or portions thereof can be allocated to an EDCA account. The transfer amount will be equal to the amount allocated to the EDCA account divided by a specified number of months (currently 6 or 12 months). For example, a $12,000 allocation to a 6-month program will consist of six $2,000 transfers, and a final transfer of the interest processed separately as a seventh transfer.

You can make subsequent purchase payments while you have an active EDCA account in effect, provided, however, that no amount will be allocated to the EDCA account without your express direction. (See "Purchase --Allocation of Purchase Payments.") When a subsequent purchase payment is allocated by you to your existing EDCA account we create "buckets" within your EDCA account.

..   The EDCA transfer amount will be increased by the subsequent purchase payment divided by the number of EDCA months (6 or 12 months as you selected) and thereby accelerates the time period over which transfers are made.

..   Each allocation (bucket) resulting from a subsequent net purchase payment will earn interest at the then current interest rate applied to new allocations to an EDCA account of the same monthly term.

..   Allocations (buckets) resulting from each net purchase payment, along with the interest credited, will be transferred on a first-in, first-out basis. Using the example above, a subsequent $6,000 allocation to a 6 month EDCA will increase the EDCA transfer amount from $2,000 to $3,000 ($2,000 plus $6,000/6). This increase will have the effect of accelerating the rate at which the 1st payment bucket is exhausted.

(See Appendix C for further examples of EDCA with multiple purchase payments.)

The interest rate earned in an EDCA account will be the minimum guaranteed rate, plus any additional interest which we may declare from time to time. The interest rate earned in an EDCA account is paid over time on declining amounts in the EDCA account. Therefore, the amount of interest payments you receive will decrease as amounts are systematically transferred from the EDCA account to any investment portfolio, and the effective interest rate earned will therefore be less than the declared interest rate.

The first transfer we make under the EDCA program is the date your net purchase payment is allocated to your EDCA account. Subsequent transfers will be made each month thereafter on the same day. However, transfers will be made on the 1st day of the following month for net purchase payments allocated on the 29th, 30th, or 31st day of a month. If such a day is not a business day, the transfer will take place on the next business day. Transfers will continue on a monthly basis until all amounts are transferred from your EDCA account. Your EDCA account will be terminated as of the last transfer.

If you decide you no longer want to participate in the EDCA program, all money remaining in your EDCA account will be transferred to the BlackRock Money Market Portfolio.

THREE MONTH MARKET ENTRY PROGRAM

Alternatively, you can participate in the Three Month Market Entry Program which operates in the same manner as the Enhanced Dollar Cost Averaging Program, except it is of 3 months duration.

AUTOMATIC REBALANCING PROGRAM

Once your money has been allocated to the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance quarterly, semi-annually or annually.

An automatic rebalancing program is intended to transfer account value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits, nor does it assure that you will not have losses.

We will measure the rebalancing periods from the anniversary of the date we issued your contract. If a dollar cost averaging (either DCA or EDCA) program is in effect, rebalancing allocations will be based on your current DCA or EDCA allocations. If you are not participating in a dollar cost averaging program, we will make allocations based upon your current purchase payment allocations, unless you tell us otherwise.

The Automatic Rebalancing Program is available only during the accumulation phase. There is no additional charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

EXAMPLE:

  Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Lord Abbett Bond Debenture Portfolio and 60% to be in the Lord Abbett Growth Opportunities Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Lord Abbett Bond Debenture Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in the Lord Abbett Bond Debenture Portfolio to bring its value back to 40% and use the money to buy more units in the Lord Abbet Growth Opportunities Portfolio to increase those holdings to 60%.

DESCRIPTION OF THE METLIFE ASSET ALLOCATION PROGRAM

The MetLife Asset Allocation Program consists of the following five MetLife asset allocation portfolios (Class B), each of which is a portfolio of the Met Investors Series Trust. Met Investors Advisory, LLC ("Met Investors Advisory"), an affiliate of ours, is the investment manager of the MetLife asset allocation portfolios.

METLIFE ASSET ALLOCATION PROGRAM PORTFOLIOS
   MetLife Defensive Strategy Portfolio
   MetLife Moderate Strategy Portfolio
   MetLife Balanced Strategy Portfolio
   MetLife Growth Strategy Portfolio
   MetLife Aggressive Strategy Portfolio

Each portfolio is well diversified and was designed on established principles of asset allocation and risk tolerance. Each portfolio will invest substantially all of its assets in the Class A shares of other investment portfolios of the Met Investors Series Trust or of the Metropolitan Series Fund, Inc., which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable. Each portfolio has a target allocation among the three types of asset classes (equity, fixed income and cash/money market). Met Investors Advisory establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the underlying investment portfolios in which a portfolio invests based on, among other things, Met Investors Advisory's investment process, its outlook for the economy, interest rates, financial markets and historical performance of each underlying investment portfolio and/or asset class. At least annually, Met Investors Advisory will evaluate each portfolio's asset allocations among equities, fixed income and cash/money market securities including the allocation within such asset classes and may make changes in the target allocations. (See the fund prospectus for a description of each portfolio's target allocation.)

Met Investors Advisory has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the portfolios and investment in the underlying investment portfolios, which may assist Met Investors Advisory in determining the underlying investment portfolios which may be available for investment and with the selection of an allocation of each portfolio's investments among the underlying investment portfolios. Met Investors Advisory is responsible for paying the consulting fees.

VOTING RIGHTS

We are the legal owner of the investment portfolio shares. However, we believe that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION OF INVESTMENT OPTIONS

If investment in the investment portfolios or a particular investment portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another investment portfolio or investment portfolios without your consent. The substituted investment portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close investment portfolios to allocation of purchase payments or account value, or both, at any time in our sole discretion.

4.  EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

PRODUCT CHARGES

SEPARATE ACCOUNT PRODUCT CHARGES. Each day, we make a deduction for our Separate Account product charges (which consist of the mortality and expense charge, the administration charge and the charges related to any death benefit riders). We do this as part of our calculation of the value of the accumulation units and the annuity units.

MORTALITY AND EXPENSE CHARGE. We assess a daily mortality and expense charge which is equal, on an annual basis, to 0.50% of the average daily net asset value of each investment portfolio. For contracts issued prior to May 1, 2004, the mortality and expense charge on an annual basis is 0.60% of the average daily net asset value of each investment portfolio.

This charge compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the contract. These guarantees include making annuity payments that will not change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the contract. The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract, including programs like transfers and dollar cost averaging. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.

ADMINISTRATION CHARGE. This charge is equal, on an annual basis, to 0.25% of the average daily net asset value of each investment portfolio. This charge, together with the account fee (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: issuing contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the contracts.

DEATH BENEFIT RIDER CHARGE. If you select the optional Annual Step-Up Death Benefit rider, we assess a daily charge during the accumulation phase equal, on an annual basis, to 0.20% of the average daily net asset value of each investment portfolio.

ACCOUNT FEE

During the accumulation phase, every contract year on your contract anniversary (the anniversary of the date when your contract was issued), we will deduct $30 from your contract as an account fee for the prior contract year if your account value is less than $50,000. If you make a complete withdrawal from your contract, the full account fee will be deducted from the account value regardless of the amount of your account value. During the accumulation phase, the account fee is deducted pro rata from the investment portfolios. This charge is for administrative expenses (see above). This charge cannot be increased.

A pro rata portion of the charge will be deducted from the account value on the annuity date if this date is other than a contract anniversary. If your account value on the annuity date is at least $50,000, then we will not deduct the account fee. After the annuity date, the charge will be collected monthly out of the annuity payment, regardless of the size of your contract.

SALES CHARGE

We deduct a sales charge from a purchase payment before it is allocated to an investment portfolio and/or the fixed account. The amount of the sales charge depends on your investment on the day we receive your payment. Your investment means the total dollar amount, as of the date we receive your purchase payment, of: (1) your purchase payment; (2) any existing account value in this contract; and (3) the account value of any related accounts. Related accounts for this purpose means all annuity contracts currently in the accumulation phase, issued by us, and any additional investment accounts that qualify as related accounts in accordance with our current administrative policies (determined in consultation with your registered representative's firm), which are owned by you or your spouse or child under age 21 and which have been identified to us by your registered representative's firm as being related accounts.

To ensure that you are charged the lowest sales charge you are eligible for, be sure to ask your account representative whether any of your investment accounts currently qualify as related accounts and provide the representative with all information necessary to make that determination. Additional purchase payments sent directly to First MetLife Investors will be included in the calculation used to determine the sales charge breakpoint, however, since related accounts are documented at your account representative's firm, related accounts may not be included in the calculation. To avoid this, send additional purchase payments for this contract through your registered representative. The sales charge is:

                                            Sales Charge
                                            as percentage
                   Your Investment       of purchase payment
                   ---------------       -------------------
                   Less than $50,000            5.75%
                   $50,000 - 99,999.99          4.50%
                   $100,000 - 249,999.99        3.50%
                   $250,000 - 499,999.99        2.50%
                   $500,000 - 999,999.99        2.00%
                   $1,000,000 or greater        1.00%

HOW TO REDUCE THE SALES CHARGE

You may be able to lower the sales charge you pay by indicating in writing to us the total amount of purchase payments you intend to make during a 13-month period. You have 13 months from the date we receive the written indication to make the purchase payments you chose as your goal. We will deduct the sales charge based on the total of the purchase payments to be made during the 13-month period if less than the sales charge as set forth above based on your investment. You are not obligated to reach your purchase payment goal. If you do not make the amount of purchase payments you indicated during the 13-month period, we will deduct an additional charge from your contract in the 14th month equal to the difference between the sales charge determined with the intended purchase payments and the sales charge determined with the actual purchase payments made during the 13 months. Any additional sales charge will be deducted during the 14th month from the investment portfolios and the fixed account in the ratio that they bear to the value of your contract. We reserve the right to modify, suspend or terminate this feature at any time.

In addition, we may reduce or eliminate the amount of the sales charge when the contract is sold under circumstances which reduce our sales expense. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with First MetLife Investors. First MetLife Investors may not deduct a sales charge under a contract issued to an officer, director or employee of First MetLife Investors or any of its affiliates.

PREMIUM AND OTHER TAXES

We reserve the right to deduct from purchase payments, account balances, withdrawals, death benefits or income payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. New York does not currently assess premium taxes on purchase payments you make. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until annuity payments begin.

TRANSFER FEE

We currently allow unlimited transfers without charge during the accumulation phase. However, we have reserved the right to limit the number of transfers to a maximum of 12 per year without charge and to charge a transfer fee of $25 for each transfer greater than 12 in any year. We are currently waiving the transfer fee, but reserve the right to charge it in the future. The transfer fee is deducted from the investment portfolio or fixed account from which the transfer is made. However, if the entire interest in an account is being transferred, the transfer fee will be deducted from the amount which is transferred.

If the transfer is part of a pre-scheduled transfer program, it will not count in determining the transfer fee.

INCOME TAXES

We will deduct from the contract for any income taxes which we incur because of the contract. At the present time, we are not making any such deductions.

INVESTMENT PORTFOLIO EXPENSES

There are deductions from and expenses paid out of the assets of each investment portfolio, which are described in the fee table in this prospectus and the investment portfolio prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of each investment portfolio.

5.  ANNUITY PAYMENTS (THE INCOME PHASE)

ANNUITY DATE

Under the contract you can receive regular income payments (referred to as ANNUITY PAYMENTS). You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your annuity date must be the first day of a calendar month and must be at least 30 days after we issue the contract. Annuity payments must begin by the first day of the calendar month following the annuitant's 90th birthday or 10 years from the date we issue your contract, whichever is later (this requirement may be changed by us).

We ask you to choose your annuity date when you purchase the contract. You can change it at any time before the annuity date with 30 days prior notice to us. Unless you choose an annuity date, it will be the later of the first day of the calendar month after the annuitant's 90th birthday or ten (10) years from the date your contract was issued.

ANNUITY PAYMENTS

You (unless another payee is named) will receive the annuity payments during the income phase. The annuitant is the natural person(s) whose life we look to in the determination of annuity payments.

During the income phase, you have the same investment choices you had just before the start of the income phase. At the annuity date, you can choose whether payments will be:

..   fixed annuity payments, or

..   variable annuity payments, or

..   a combination of both.

If you don't tell us otherwise, your annuity payments will be based on the investment allocations that were in place just before the start of the income phase.

If you choose to have any portion of your annuity payments based on the investment portfolio(s), the dollar amount of your payment will vary and will depend upon 3 things:

1) the value of your contract in the investment portfolio(s) just before the start of the income phase,

2) the assumed investment return (AIR) (you select) used in the annuity table for the contract, and

3) the performance of the investment portfolios you selected.

At the time you purchase the contract, you select the AIR, which must be acceptable to us. You can change the AIR with 30 days notice to us prior to the annuity date. If you do not select an AIR, we will use 3%. If the actual performance exceeds the AIR, your variable annuity payments will increase. Similarly, if the actual investment performance is less than the AIR, your variable annuity payments will decrease.

Your variable annuity payment is based on ANNUITY UNITS. An annuity unit is an accounting device used to calculate the dollar amount of annuity payments.

When selecting an AIR, you should keep in mind that a lower AIR will result in a lower initial variable annuity payment, but subsequent variable annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the investment portfolios. On the other hand, a higher AIR will result in a higher initial variable annuity payment than a lower AIR, but later variable annuity payments will rise more slowly or fall more rapidly.

In the event of a transfer during the income phase from a variable annuity payment option to a fixed annuity payment option, this may result in a reduction in the amount of annuity payments.

If you choose to have any portion of your annuity payments be a fixed annuity payment, the dollar amount of each fixed annuity payment will not change.

Annuity payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an annuity option. In that case, we may provide your annuity payment in a single lump sum instead of annuity payments. Likewise, if your annuity payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your annuity payments are at least $100.

ANNUITY OPTIONS

You can choose among income plans. We call those ANNUITY OPTIONS. We ask you to choose an annuity option when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us.

If you do not choose an annuity option at the time you purchase the contract, Option 2 which provides a life annuity with 10 years of guaranteed annuity payments will automatically be applied.

You can choose one of the following annuity options or any other annuity option acceptable to us. After annuity payments begin, you cannot change the annuity option.

OPTION 1. LIFE ANNUITY. Under this option, we will make annuity payments so long as the annuitant is alive. We stop making annuity payments after the annuitant's death. It is possible under this option to receive only one annuity payment if the annuitant dies before the due date of the second payment or to receive only two annuity payments if the annuitant dies before the due date of the third payment, and so on.

OPTION 2. LIFE ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant is alive. If, when the annuitant dies, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period. When the annuitant dies, if you do not want to continue receiving annuity payments, you may elect to have the present value of the guaranteed variable annuity payments remaining (as of the date due proof of the annuitant's death is received at our Annuity Service Center) commuted at the AIR selected. We will require return of your contract and proof of death before we pay the commuted values.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. We will stop making annuity payments after the last survivor's death.

OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED. Under this option, we will make annuity payments so long as the annuitant and a second person (joint annuitant) are both alive. When either annuitant dies, we will continue to make annuity payments, so long as the survivor continues to live. If, at the last death of the annuitant and the joint annuitant, we have made annuity payments for less than ten years, we will then continue to make annuity payments for the rest of the 10 year period. However, if you do not want to continue receiving annuity payments at the last death of the annuitant and the joint annuitant, you may elect to have the present value of the guaranteed variable annuity payments remaining (as of the date due proof of the annuitant's death is received at our Annuity Service Center) commuted at the AIR selected. We will require return of your contract and proof of death before we pay the commuted values.

OPTION 5. PAYMENTS FOR A DESIGNATED PERIOD. We currently offer an annuity option under which fixed or variable monthly annuity payments are made for a selected number of years as approved by us, currently not less than 10 years. This annuity option may be limited or withdrawn by us in our discretion. After commencement of this annuity payout, you may elect to receive the partial or full commuted value of the remaining guaranteed variable annuity payments, and the payments will be commuted at the AIR selected.

There may be tax consequences resulting from the election of an annuity payment option containing a commutation feature (I.E., an annuity payment option that permits the withdrawal of a commuted value). (See "Federal Income Tax Status.")

In addition to the annuity options described above, we may offer an additional payment option that would allow your beneficiary to take distribution of the account value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See "Federal Income Tax Status.") We intend to make this payment option available to both tax qualified and non-tax qualified contracts.

In the event that you purchased the contract as a tax qualified contract, you must take distribution of the account value in accordance with the minimum required distribution rules set forth in applicable tax law. (See "Federal Income Tax Status.") Under certain circumstances, you may satisfy those requirements by electing an annuity option. You may choose any death benefit available under the contract, but certain other contract provisions and programs will not be available. Upon your death, if annuity payments have already begun, the death benefit would be required to be distributed to your beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.

6.  ACCESS TO YOUR MONEY

You (or in the case of a death benefit, your beneficiary) can have access to the money in your contract:

(1)by making a withdrawal (either a partial or a complete withdrawal);

(2)by electing to receive annuity payments; or

(3)when a death benefit is paid to your beneficiary.

Under most circumstances, withdrawals can only be made during the accumulation phase.

You may establish a withdrawal plan under which you can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See "Federal Income Tax Status.")

When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the account value of the contract at the end of the business day when we receive a written request for a withdrawal:

..   less any premium or other tax; and

..   less any account fee.

Unless you instruct us otherwise, any partial withdrawal will be made pro rata from the fixed account, the EDCA account and the investment portfolio(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500, or your entire interest in the investment portfolio, fixed account or EDCA account. We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the account value being less than $2,000 after a partial withdrawal, we will treat the withdrawal request as a request for a full withdrawal.

We will pay the amount of any withdrawal from the Separate Account within seven days of when we receive the request in good order unless the suspension of payments or transfers provision is in effect.

How to withdraw all or part of your account value:

..   You must submit a request to our Annuity Service Center. (See "Other
    Information -- Requests and Elections.")

..   You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).

..   We have to receive your withdrawal request in our Annuity Service Center prior to the annuity date or owner's death.

There are limits to the amount you can withdraw from certain qualified plans including Qualified and TSA plans. (See "Federal Income Tax Status.")

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

SYSTEMATIC WITHDRAWAL PROGRAM

You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total purchase payments each year. You can receive payments monthly or quarterly, provided that each payment must amount to at least $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next business day. While the Systematic Withdrawal Program is in effect you can make additional withdrawals.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments for withdrawals or transfers for any period when:

..   the New York Stock Exchange is closed (other than customary weekend and holiday closings);

..   trading on the New York Stock Exchange is restricted;

..   an emergency exists as a result of which disposal of shares of the investment portfolios is not reasonably practicable or we cannot reasonably value the shares of the investment portfolios; or

..   during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We have reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

7.  PERFORMANCE

We periodically advertise subaccount performance relating to the investment portfolios. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the Separate Account product charges (including death benefit rider charge) and the investment portfolio expenses. It does not reflect the deduction of any applicable account fee or sales charge. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures that reflect the deduction of the Separate Account product charges (including death benefit rider charge), account fee, sales charges, and the investment portfolio expenses. First MetLife Investors will show performance that reflects both the maximum sales charge (5.75% of the purchase payment) and the minimum sales charge (1.00% of the purchase payment).

For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the Separate Account.

In addition, the performance for the investment portfolios may be shown for the period commencing from the inception date of the investment portfolios. These figures should not be interpreted to reflect actual historical performance of the Separate Account.

We may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the investment portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.

8.  DEATH BENEFIT

UPON YOUR DEATH

If you die during the accumulation phase, we will pay a death benefit to your beneficiary(ies). The Principal Protection is the standard death benefit for your contract. At the time you purchase the contract, you can select the optional Annual Step-Up death benefit rider. If you are 80 years old or older at the effective date of your contract, you are not eligible to select the optional death benefit rider. For contracts issued prior to May 1, 2004, the Annual Step-Up is the standard death benefit for your contract. The death benefits are described below. Check your contract and riders for the specific provisions applicable. The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method. Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order.

If you have a joint owner, the death benefit will be paid when the first owner dies. Upon the death of either owner, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary, unless instructed otherwise.

If a non-natural person owns the contract, then the annuitant will be deemed to be the owner in determining the death benefit. If there are joint owners, the age of the oldest owner will be used to determine the death benefit amount.

STANDARD DEATH BENEFIT -- PRINCIPAL PROTECTION

The death benefit will be the greater of:

(1)the account value; or

(2)total purchase payments, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal.

If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit amount will be determined as defined above; however, subsection (2) will be changed to provide as follows: "the account value as of the effective date of the change of owner, increased by purchase payments received after the date of the change of owner, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date."

In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit amount will be determined in accordance with (1) or (2) above.

OPTIONAL DEATH BENEFIT -- ANNUAL STEP-UP

If you select the Annual Step-Up death benefit rider, the death benefit will be the greatest of:

(1)the account value; or

(2)total purchase payments, reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal; or

(3)the highest anniversary value, as defined below.

On the date we issue the contract, the highest anniversary value is equal to your initial purchase payment. Thereafter, the highest anniversary value (as recalculated) will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in account value attributable to each subsequent partial withdrawal. On each contract anniversary prior to your 81st birthday, the highest anniversary value will be recalculated and set equal to the greater of the highest anniversary value before the recalculation or the account value on the date of the recalculation.

If the owner is a natural person and the owner is changed to someone other than a spouse, the death benefit is equal to the greatest of (1), (2) or (3); however, for purposes of calculating (2) and (3) above:

..   Subsection (2)is changed to provide: "The account value as of the effective date of the change of owner, increased by purchase payments received after the date of change of owner, and reduced proportionately by the percentage reduction in account value attributable to each partial withdrawal made after such date;" and

..   for subsection (3), the highest anniversary value will be recalculated to equal your account value as of the effective date of the change of owner.

In the event that a beneficiary who is the spouse of the owner elects to continue the contract in his or her name after the owner dies, the death benefit is equal to the greatest of (1), (2) or (3).

GENERAL DEATH BENEFIT PROVISIONS

The death benefit amount remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risk. This risk is borne by the beneficiary.

If the beneficiary under a tax qualified contract is the annuitant's spouse, the tax law generally allows distributions to begin by the year in which the annuitant would have reached 70 1/2 (which may be more or less than five years after the annuitant's death).

A beneficiary must elect the death benefit to be paid under one of the payment options (unless the owner has previously made the election). The entire death benefit must be paid within five years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. For non-qualified contracts, payment must begin within one year of the date of death. For tax qualified contracts, payment must begin no later than the end of the calendar year immediately following the year of death.

We may also offer a payment option, for both non-tax qualified contracts and certain tax qualified contracts, under which your beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new contract to your beneficiary in order to facilitate the distribution of payments. Your beneficiary may choose any optional death benefit available under the new contract. Upon the death of your beneficiary, the death benefit would be required to be distributed to your beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your beneficiary's death. (See "Federal Income Tax Status.") To the extent permitted under the tax law, and in accordance with our procedures, your designated beneficiary is permitted under our procedures to make additional purchase payments consisting of monies which are direct transfers (as permitted under tax law) from other tax qualified or non-tax qualified contracts, depending on which type of contract you own, held in the name of the decedent. Your beneficiary is also permitted to choose some of the optional benefits available under the contract, but certain contract provisions or programs may not be available.

If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days. Payment to the beneficiary under an annuity option may only be elected during the 60-day period beginning with the date we receive due proof of death. If we do not receive an election during such time, we will make a single sum payment to the beneficiary at the end of the 60-day period.

If the owner or a joint owner, who is not the annuitant, dies during the income phase, any remaining payments under the annuity option elected will continue at least as rapidly as under the method of distribution in effect at the time of the owner's death. Upon the death of the owner or a joint owner during the income phase, the beneficiary becomes the owner.

SPOUSAL CONTINUATION

If the primary beneficiary is the spouse of the owner, upon the owner's death, the beneficiary may elect to continue the contract in his or her own name. Upon such election, the account value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the owner. Any excess of the death benefit amount over the account value will be allocated to each applicable investment portfolio and/or the fixed account in the ratio that the account value in the investment portfolio and/or the fixed account bears to the total account value. Spousal continuation will not satisfy required minimum distribution rules for tax qualified contracts other than IRAs.

DEATH OF THE ANNUITANT

If the annuitant, not an owner or joint owner, dies during the accumulation phase, you automatically become the annuitant. You can select a new annuitant if you do not want to be the annuitant (subject to our then-current underwriting standards). However, if the owner is a non-natural person (for example, a corporation or a trust), then the death of the primary annuitant will be treated as the death of the owner, and a new annuitant may not be named.

Upon the death of the annuitant after annuity payments begin, the death benefit, if any, will be as provided for in the annuity option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

CONTROLLED PAYOUT

You may elect to have the death benefit proceeds paid to your beneficiary in the form of annuity payments for life or over a period of time that does not exceed your beneficiary's life expectancy. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. The Controlled Payout is only available to Non-Qualified Contracts (see "Federal Income Tax Status"). Upon your death, the beneficiary cannot revoke or modify your election.

9.  FEDERAL INCOME TAX STATUS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money, generally for retirement purposes. If you invest in an annuity contract as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a "Qualified Contract." The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. You should note that for any Qualified Contract, the tax deferred accrual feature is provided by the tax qualified retirement plan, and as a result there should be reasons other than tax deferral for acquiring the contract within a qualified plan.

If your annuity is independent of any formal retirement or pension plan, it is termed a "Non-Qualified Contract."

Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

TAXATION OF NON-QUALIFIED CONTRACTS

NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Non-Qualified Contracts owned by natural persons.

WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the owner's investment in the contract (generally, the premiums or other consideration paid for the contract, reduced by any amount previously distributed from the contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner's investment in the contract.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.

It is conceivable that charges for certain benefits under a variable contract, such as any of the guaranteed death benefits, may be considered as deemed distributions subject to immediate taxation. We currently intend to treat these charges as an intrinsic part of the annuity contract and we do not tax report these charges as taxable income. However, it is possible that this may change in the future if we determine that such reporting is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

We reserve the right to change our tax reporting practices if we determine that they are not in accordance with IRS guidance (whether formal or informal).

ADDITIONAL PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

..   made on or after the taxpayer reaches age 59 1/2;

..   made on or after the death of an owner;

..   attributable to the taxpayer's becoming disabled;

..   made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary; or

..   under certain immediate income annuities providing for substantially equal payments made at least annually.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. In general, the amount of each payment under a variable annuity payment option that can be excluded from federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated. Once the investment in the contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between the fixed account and variable investment portfolios, as well as transfers between investment portfolios after the annuity starting date. Consult your tax adviser.

TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Non-Qualified Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

See the Statement of Additional Information as well as "Death Benefit -- General Death Benefit Provisions" in this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the contract, a transfer or assignment of ownership of a Non-Qualified Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange or event should consult a tax adviser as to the tax consequences.

WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

DIVERSIFICATION. In order for your Non-Qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. However, the tax law concerning these rules is subject to change and to different interpretations. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contracts. Consult your tax adviser prior to purchase.

OWNERSHIP OF THE INVESTMENTS. In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the contract.

FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). IRAs, as defined in Section 408 of the Internal Revenue Code

(Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2006, $4,000 plus, for an owner age 50 or older, $500) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The contract (and appropriate IRA tax endorsements) have not yet been submitted to the IRS for review and approval as to form. Such approval is not required to constitute a valid Traditional IRA or SIMPLE IRA. Such approval does not constitute an IRS endorsement of the investment options and benefits offered under the contract. Traditional IRAs/SEPs, SIMPLE IRAs and Roth IRAs may not invest in life insurance. The contract may provide death benefits that could exceed the greater of premiums paid or the account balance. The final required minimum distribution income tax regulations generally treat such benefits as part of the annuity contract and not as life insurance and require the value of such benefits to be included in the participant's interest that is subject to the required minimum distribution rules.

SIMPLE IRA. A SIMPLE IRA permits certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $10,000 for 2006. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

ROTH IRA. A Roth IRA, as described in Code section 408A, permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

PENSION PLANS. Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the contract. The contract includes optional death benefits that in some cases may exceed the greater of the premium payments or the account value.

TAX SHELTERED ANNUITIES. Tax Sheltered Annuities (TSA) that qualify under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

Proposed income tax regulations issued in November 2004, would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract (or section 403(b)(7) custodial account), (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and (c) new restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2005, at the earliest; and may not be relied on until issued in final form. However, certain aspects, including a proposed prohibition on use of life insurance under section 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final form.

SECTION 457(B) PLANS. An eligible 457(b) plan, while not actually a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, which must be a tax-exempt entity under section 501(c) of the Code, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

SEPARATE ACCOUNT CHARGES FOR DEATH BENEFITS. For contracts purchased under section 401(a) plans or 403(b) plans, certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefits, in certain cases, may exceed this limitation employers using the contract in connection with such plans should consult their tax adviser. Additionally, it is conceivable that the explicit charges for, or the amount of the mortality and expense charges allocable to, such benefits may be considered taxable distributions.

OTHER TAX ISSUES. Qualified Contracts (including contracts under section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount that should have been, but was not, distributed.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of account value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period.

The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax adviser to determine whether your variable income annuity will satisfy these rules for your own situation.

Distributions from Qualified Contracts generally are subject to withholding for the owner's federal income tax liability. The withholding rate varies according to the type of distribution and the owner's tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.

"Eligible rollover distributions" from section 401(a), 403(a), 403(b), and governmental section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457(b) plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

COMMUTATION FEATURES UNDER ANNUITY PAYMENT OPTIONS. Please be advised that the tax consquences resulting from the election of an annuity payment option containing a commutation feature is uncertain and the IRS may determine that the taxable amount of annuity payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:

..   The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

..   The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

..   The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to the U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

FOREIGN TAX CREDITS

To the extent permitted under the federal income tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the investment portfolios to foreign jurisdictions.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.

10. OTHER INFORMATION

FIRST METLIFE INVESTORS

First MetLife Investors was organized under the laws of the State of New York on December 31, 1992. On June 1, 1995, a wholly owned subsidiary of General American Life Insurance Company purchased First MetLife Investors which on that date changed its name to First Cova Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Corporation, the ultimate parent company of First MetLife Investors. We changed our name to First MetLife Investors Insurance Company on February 12, 2001. On December 31, 2002, First MetLife Investors became an indirect subsidiary of MetLife, Inc., the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. On October 1, 2004, First MetLife Investors became a direct subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. First MetLife Investors is licensed to do business only in the State of New York.

For contracts issued on or before December 31, 2002, General American Life Insurance Company agreed to ensure that First MetLife Investors will have sufficient funds to meet obligations under the contracts. In the event an owner of such a contract presents a legitimate claim for payment, General American Life Insurance Company will pay such claim directly to the contract owner if First MetLife Investors is unable to make such payment. This guarantee is enforceable by such contract owners against General American Life Insurance Company directly without any requirement that contract owners first file a claim against First MetLife Investors. The guarantee agreement is binding on General American Life Insurance Company, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American Life Insurance Company's rating.

We are a member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

THE SEPARATE ACCOUNT

We have established a SEPARATE ACCOUNT, First MetLife Investors Variable Annuity Account One (Separate Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Separate Account under New York insurance law on December 31, 1992. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.

The assets of the Separate Account are held in First MetLife Investors' name on behalf of the Separate Account and legally belong to First MetLife Investors. The Separate Account is subject to the laws of the State of New York. However, those assets that underlie the contracts are not chargeable with liabilities arising out of any other business First MetLife Investors may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts First MetLife Investors may issue.

We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your account value.

DISTRIBUTOR

We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), 5 Park Plaza, Suite 1900, Irvine, CA 92614, for the distribution of the contracts. Distributor, and in certain cases, we, have entered into selling agreements with other selling firms for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

Certain investment portfolios make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing shares of the investment portfolios. (See "Fee Tables and Examples -- Investment Portfolio Expenses" and the fund prospectuses.) These payments range up to 0.25% of Separate Account assets invested in the particular investment portfolio.

SELLING FIRMS

As noted above, Distributor, and in certain cases, we, have entered into selling agreements with selling firms for the sale of the contracts. All selling firms receive commissions, and they may also receive some form of non-cash compensation. Certain selected selling firms receive additional compensation (described below under

"Additional Compensation for Selected Selling Firms"). These commissions and other incentives or payments are not charged directly to contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with the selling firms' internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

COMPENSATION PAID TO SELLING FIRMS. We and Distributor pay compensation to all selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for contract sales and additional purchase payments by selling firms is 7% of purchase payments. Some selling firms may elect to receive a lower commission when a purchase payment is made, along with annual trail commissions beginning in year two up to 0.25% of account value (less purchase payments received within the previous 12 months) for so long as the contract remains in effect or as agreed in the selling agreement. We also pay commissions when a contract owner elects to begin receiving regular income payments (referred to as "annuity payments"). (See "Annuity Payments -- The Income Phase.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

Ask your registered representative for further information about what payments your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS. We and Distributor have entered into distribution arrangements with certain selected selling firms. Under these arrangements we and Distributor may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees.

Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of our variable insurance contracts (including the contracts). Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on account values of our variable insurance contracts (including account values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the contracts in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives. We and Distributor have entered into such distribution agreements with selling firms identified in the Statement of Additional Information.

The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your registered representative. (See the Statement of Additional
Information -- "Distribution" for a list of selling firms that received compensation during 2005, as well as the range of additional compensation paid.)

REQUESTS AND ELECTIONS

We will treat your request for a contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of a purchase payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 10366, Des Moines, IA 50306-0366.

Requests for service may be made:

..   Through your registered representative

..   By telephone at (800) 709-2811, between the hours of 7:30AM and 5:30PM
    Central Time Monday through Thursday and 7:30AM and 5:00PM Central Time on Friday

..   In writing to our Annuity Service Center

..   By fax at (515) 457-4400 or

..   By Internet at www.metlifeinvestors.com

All other requests must be in written form, satisfactory to us.

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.

CONFIRMING TRANSACTIONS. We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

OWNERSHIP

OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract.

These rights include the right to:

..   change the beneficiary.

..   change the annuitant before the annuity date (subject to our underwriting and administrative rules).

..   assign the contract (subject to limitation).

..   change the payment option.

..   exercise all other rights, benefits, options and privileges allowed by the contract or us.

The owner is as designated at the time the contract is issued, unless changed.

JOINT OWNER. The contract can be owned by JOINT OWNERS, limited to two natural persons. Upon the death of either owner, the surviving owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary unless otherwise indicated.

BENEFICIARY. The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If joint owners are named, unless you tell us otherwise, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary (unless you tell us otherwise).

ANNUITANT. The ANNUITANT is the natural person(s) on whose life we base annuity payments. You can change the annuitant at any time prior to the annuity date, unless an owner is not a natural person. Any reference to annuitant includes any joint annuitant under an annuity option. The owner and the annuitant do not have to be the same person except as required under certain sections of the Internal Revenue Code.

ASSIGNMENT. You can assign a non-qualified contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

LEGAL PROCEEDINGS

In the ordinary course of business, First MetLife Investors, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, First MetLife Investors does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of First MetLife Investors to meet its obligations under the contracts.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

   Company
   Experts
   Custodian
   Distribution
   Calculation of Performance Information
   Annuity Provisions
   Tax Status of the Contracts
   Condensed Financial Information
   Financial Statements

APPENDIX A
CONDENSED FINANCIAL INFORMATION

The following chart lists the Condensed Financial Information (the accumulation unit value information for the accumulation units outstanding) for contracts issued as of December 31, 2005. See "Purchase -- Accumulation Units" in the prospectus for information on how accumulation unit values are calculated. Chart 1 presents accumulation unit values for the lowest possible combination of separate account product charges and death benefit rider charges. Chart 2 presents accumulation unit values for the highest possible combination of such charges. The SAI contains the accumulation unit values for all other possible combinations of separate account product charges and death benefit rider charges. (See "Cover Page" for how to obtain a copy of the SAI.)

CHART 1

0.75% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                  NUMBER OF
                                                    ACCUMULATION  ACCUMULATION   ACCUMULATION
                                                    UNIT VALUE AT UNIT VALUE AT     UNITS
                                                    BEGINNING OF     END OF     OUTSTANDING AT
                                                       PERIOD        PERIOD     END OF PERIOD
----------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST

J.P. MORGAN QUALITY BOND SUB-ACCOUNT (CLASS B)
   05/01/2004  to  11/19/2004                         15.324801     15.882746         0.0000
----------------------------------------------------------------------------------------------
J.P. MORGAN SELECT EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2004  to  11/19/2004                         15.626532     16.843427         0.0000
----------------------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                         12.400969     14.074683     1,546.0630
   01/01/2005  to  12/31/2005                         14.074683     14.521417     2,312.3339
----------------------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                         16.805659     17.982788       569.8497
   01/01/2005  to  12/31/2005                         17.982788     18.115331       774.6684
----------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                         46.025646     51.209751     1,057.0138
   01/01/2005  to  12/31/2005                         51.209751     52.552136     1,322.0382
----------------------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                          8.970562     10.004177     1,111.0064
   01/01/2005  to  12/31/2005                         10.004177     10.384527     1,731.5753
----------------------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                         21.077433     24.662779       458.4336
   01/01/2005  to  12/31/2005                         24.662779     26.448796     1,829.2811
----------------------------------------------------------------------------------------------
MFS(R) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                          9.952696     11.476939         0.0000
   01/01/2005  to  12/31/2005                         11.476939     13.262117         0.0000
----------------------------------------------------------------------------------------------
MONEY MARKET SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                         10.200992     10.203516         0.0000
   01/01/2005 to 04/30/2005                           10.203516     10.238536         0.0000
----------------------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

0.75% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                 NUMBER OF
                                                   ACCUMULATION  ACCUMULATION   ACCUMULATION
                                                   UNIT VALUE AT UNIT VALUE AT     UNITS
                                                   BEGINNING OF     END OF     OUTSTANDING AT
                                                      PERIOD        PERIOD     END OF PERIOD
---------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
   05/01/2005  to  12/31/2005                         8.168753      8.908036     1,558.8501
---------------------------------------------------------------------------------------------
PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                        11.912566     12.400896         0.0000
   01/01/2005  to  12/31/2005                        12.400896     12.585142       770.2604
---------------------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                        13.347029     15.544249       386.4354
   01/01/2005  to  12/31/2005                        15.544249     16.938261       400.5892
---------------------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
   05/01/2005  to  12/31/2005                         9.999384     10.521679       723.8969
---------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC.

BLACKROCK BOND INCOME SUB-ACCOUNT (CLASS B)
   05/01/2005  to  12/31/2005                        51.809276     52.255738       114.7445
---------------------------------------------------------------------------------------------
BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MONEY MARKET SUB-ACCOUNT (CLASS B))
   05/01/2005  to  12/31/2005                        10.239069     10.391647         0.0000
---------------------------------------------------------------------------------------------
CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                        10.750516     11.586807         0.0000
   01/01/2005  to  12/31/2005                        11.586807     12.133369       628.3269
---------------------------------------------------------------------------------------------
DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
   05/01/2004  to  12/31/2004                        30.656247     33.147513         0.0000
   01/01/2005  to  12/31/2005                        33.147513     36.235212       286.4378
---------------------------------------------------------------------------------------------
JENNISON GROWTH SUB-ACCOUNT (CLASS B)
   05/01/2005  to  12/31/2005                         4.203893      5.071509         0.0000
---------------------------------------------------------------------------------------------
JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY MET/PUTNAM VOYAGER SUB-ACCOUNT (CLASS B))
   05/01/2004  to  12/31/2004                         4.337440      4.547654     1,312.1492
   01/01/2005  to  04/30/2005                         4.547654      4.191750         0.0000
---------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                        41.065559     44.845307         0.0000
   01/01/2005  to  12/31/2005                        44.845307     45.780077       377.8365
---------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2005  to  12/31/2005                        15.148999     17.818958       218.4317
---------------------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

0.75% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                 NUMBER OF
                                                   ACCUMULATION  ACCUMULATION   ACCUMULATION
                                                   UNIT VALUE AT UNIT VALUE AT     UNITS
                                                   BEGINNING OF     END OF     OUTSTANDING AT
                                                      PERIOD        PERIOD     END OF PERIOD
---------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST

PUTNAM VT EQUITY INCOME SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                        12.102493     13.403715      447.8217
   01/01/2005  to  12/31/2005                        13.403715     14.036301      535.7947
---------------------------------------------------------------------------------------------

PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT (CLASS IB)
   05/01/2004  to  12/31/2004                        49.631033     54.106461      110.5540
   01/01/2005  to  12/31/2005                        54.106461     56.511006      111.9425
---------------------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

CHART 2

0.95% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                  NUMBER OF
                                                    ACCUMULATION  ACCUMULATION   ACCUMULATION
                                                    UNIT VALUE AT UNIT VALUE AT     UNITS
                                                    BEGINNING OF     END OF     OUTSTANDING AT
                                                       PERIOD        PERIOD     END OF PERIOD
----------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST

J.P. MORGAN QUALITY BOND SUB-ACCOUNT (CLASS B)
   05/01/2004  to  11/19/2004                         15.081245     15.613289         0.0000
----------------------------------------------------------------------------------------------
J.P. MORGAN SELECT EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2004  to  11/19/2004                         15.378163     16.557652         0.0000
----------------------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                         12.376014     14.027753         0.0000
   01/01/2005  to  12/31/2005                         14.027753     14.444164     4,797.1213
----------------------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                         16.538502     17.673472         0.0000
   01/01/2005  to  12/31/2005                         17.673472     17.768260     2,727.5100
----------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                         44.719253     49.690285         0.0000
   01/01/2005  to  12/31/2005                         49.690285     50.891240       680.8333
----------------------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                          8.912926      9.926723         0.0000
   01/01/2005  to  12/31/2005                          9.926723     10.283600         0.0000
----------------------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                         20.796664     24.302013         0.0000
   01/01/2005  to  12/31/2005                         24.302013     26.009990       729.7026
----------------------------------------------------------------------------------------------
MFS(R) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                          9.888731     11.388069         0.0000
   01/01/2005  to  12/31/2005                         11.388069     13.133216         0.0000
----------------------------------------------------------------------------------------------
MONEY MARKET SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                         10.135465     10.124536         0.0000
   01/01/2005  to  04/30/2005                         10.124536     10.152663         0.0000
----------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
   05/01/2005  to  12/31/2005                          8.100102      8.821475         0.0000
----------------------------------------------------------------------------------------------
PIMCO TOTAL RETURN SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                         11.836057     12.304923         0.0000
   01/01/2005  to  12/31/2005                         12.304923     12.462858     2,391.1584
----------------------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

0.95% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                 NUMBER OF
                                                   ACCUMULATION  ACCUMULATION   ACCUMULATION
                                                   UNIT VALUE AT UNIT VALUE AT     UNITS
                                                   BEGINNING OF     END OF     OUTSTANDING AT
                                                      PERIOD        PERIOD     END OF PERIOD
---------------------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                        13.134836     15.276856         0.0000
   01/01/2005  to  12/31/2005                        15.276856     16.613740         0.0000
---------------------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
   05/01/2005  to  12/31/2005                         9.999219     10.507572       558.1658
---------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC.

BLACKROCK BOND INCOME SUB-ACCOUNT (CLASS B)
   05/01/2005  to  12/31/2005                        49.609498     49.970703         0.0000
---------------------------------------------------------------------------------------------
BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MONEY MARKET SUB-ACCOUNT (CLASS B))
   05/01/2005  to  12/31/2005                        10.153025     10.290668         0.0000
---------------------------------------------------------------------------------------------
CAPITAL GUARDIAN U.S. EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                        10.707428     11.525072         0.0000
   01/01/2005  to  12/31/2005                        11.525072     12.044679       973.5289
---------------------------------------------------------------------------------------------
DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
   05/01/2004  to  12/31/2004                        30.078700     32.479934         0.0000
   01/01/2005  to  12/31/2005                        32.479934     35.434737       549.8714
---------------------------------------------------------------------------------------------
JENNISON GROWTH SUB-ACCOUNT (CLASS B)
   05/01/2005  to  12/31/2005                         4.161962      5.014280         0.0000
---------------------------------------------------------------------------------------------
JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  (FORMERLY MET/PUTNAM VOYAGER SUB-ACCOUNT (CLASS B))
   05/01/2004  to  12/31/2004                         4.302754      4.505307         0.0000
   01/01/2005  to  04/30/2005                         4.505307      4.150008         0.0000
---------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                        39.691331     43.287160         0.0000
   01/01/2005  to  12/31/2005                        43.287160     44.101407     1,067.6403
---------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL EQUITY SUB-ACCOUNT (CLASS B)
   05/01/2005  to  12/31/2005                        14.903523     17.507015         0.0000
---------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST

PUTNAM VT EQUITY INCOME SUB-ACCOUNT (CLASS B)
   05/01/2004  to  12/31/2004                        12.078074     13.358946         0.0000
   01/01/2005  to  12/31/2005                        13.358946     13.961553     1,228.6784
---------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT (CLASS IB)
   05/01/2004  to  12/31/2004                        48.043279     52.306131         0.0000
   01/01/2005  to  12/31/2005                        52.306131     54.521838         0.0000
---------------------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

DISCONTINUED INVESTMENT PORTFOLIOS. The following investment portfolios are no longer available for allocations of new purchase payments or transfers of account value (excluding rebalancing and dollar cost averaging programs in existence at the time of closing): (a) Met Investors Series Trust: T. Rowe Price Mid Cap Growth Portfolio (closed effective May 1, 2003); Jennison Growth Portfolio (closed effective May 1, 2005); and Legg Mason Value Equity Portfolio (closed effective May 1, 2006); (b) Franklin Templeton Variable Insurance Products Trust: Templeton Foreign Securities Fund (closed effective May 1,
2003); (c) Metropolitan Series Fund, Inc.: FI International Stock Portfolio (formerly Putnam International Stock Portfolio) (closed effective December 19,
2003); T. Rowe Price Small Cap Growth Portfolio and T. Rowe Price Large Cap Growth Portfolio (closed effective May 1, 2004); and (d) Putnam Variable Trust (Class IB): Putnam VT Growth and Income Fund (closed effective May 1, 2006).

Effective as of April 28, 2003, the following investment portfolios of the Met Investors Series Trust were merged: J.P. Morgan Enhanced Index Portfolio merged into the Lord Abbett Growth and Income Portfolio; J.P. Morgan International Equity Portfolio merged into the MFS(R) Research International Portfolio; and Lord Abbett Developing Growth Portfolio merged into the Lord Abbett Growth Opportunities Portfolio.

Effective as of May 1, 2004, the following investment portfolios were replaced:
(a) Franklin Templeton Variable Insurance Products Trust: Franklin Large Cap Growth Securities Fund (closed effective May 1, 2003) was replaced with the T. Rowe Price Large Cap Portfolio (Class B) of the Metropolitan Series Fund, Inc.; and Mutual Shares Securities Fund (closed effective May 1, 2003) was replaced with the Lord Abbett Growth and Income Portfolio (Class B) of the Met Investors Series Trust; and (b) AIM Variable Insurance Funds: AIM V.I. Premier Equity Fund (Series II) (closed effective May 1, 2003) was replaced with the Lord Abbett Growth and Income Portfolio (Class B) of the Met Investors Series Trust.

Effective as of November 22, 2004, the following investment portfolios were merged: J.P. Morgan Select Equity Portfolio of the Met Investors Series Trust merged into the Capital Guardian U.S. Equity Portfolio of the Metropolitan Series Fund, Inc.; and J.P. Morgan Quality Bond Portfolio of Met Investors Series Trust merged into the PIMCO Total Return Portfolio of Met Investors Series Trust.

Effective as of May 1, 2005, the following portfolios were merged: Met/Putnam Voyager Portfolio merged into the Jennison Growth Portfolio; and Money Market Portfolio merged into BlackRock Money Market Portfolio.

Effective as of May 1, 2006, Metropolitan Series Fund, Inc.: MFS(R) Investors Trust Series (closed effective May 1, 2003) merged into Met Investors Series
Trust: Legg Mason Value Equity Portfolio (Class B).

YOU SHOULD READ THE PROSPECTUSES FOR THESE DISCONTINUED INVESTMENT PORTFOLIOS FOR MORE INFORMATION ON FEES, CHARGES, INVESTMENT OBJECTIVES AND RISKS. A COPY OF THE FUND PROSPECTUSES HAS PREVIOUSLY BEEN PROVIDED TO YOU.

APPENDIX B
PARTICIPATING INVESTMENT PORTFOLIOS


Below are the advisers and subadvisers and investment objectives of each investment portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

Franklin Templeton Variable Insurance Products Trust currently consists of 22 separate series (the Fund or Funds). Funds may be available in multiple classes: Class 1, Class 2 and Class 3. Templeton Global Advisers Limited is the investment adviser for the Templeton Growth Securities Fund. The following Class 2 portfolio is available under the contract:

TEMPLETON GROWTH SECURITIES FUND

INVESTMENT OBJECTIVE: The Fund's investment goal is long-term capital growth.

MET INVESTORS SERIES TRUST (CLASS B OR CLASS A, AS NOTED)

Met Investors Series Trust is managed by Met Investors Advisory, LLC, (Met Investors Advisory), which is an affiliate of First MetLife Investors. Met Investors Series Trust is a mutual fund with multiple portfolios. The following Class B or Class A, as noted, portfolios are available under the contract:

LORD ABBETT AMERICA'S VALUE PORTFOLIO

SUBADVISER: Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE: The Lord Abbett America's Value Portfolio seeks current income and capital appreciation.

LORD ABBETT BOND DEBENTURE PORTFOLIO

SUBADVISER: Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE: The Lord Abbett Bond Debenture Portfolio seeks high current income and the opportunity for capital appreciation to produce a high total return.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

SUBADVISER: Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE: The Lord Abbett Growth and Income Portfolio seeks long-term growth of capital and income without excessive fluctuation in market value.

LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

SUBADVISER: Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE: The Lord Abbett Growth Opportunities Portfolio seeks capital appreciation.

LORD ABBETT MID-CAP VALUE PORTFOLIO

SUBADVISER: Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE: The Lord Abbett Mid-Cap Value Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: The MFS(R) Research International Portfolio seeks capital appreciation.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

SUBADVISER: OppenheimerFunds, Inc.

INVESTMENT OBJECTIVE: The Oppenheimer Capital Appreciation Portfolio seeks capital appreciation.

PIMCO TOTAL RETURN PORTFOLIO

SUBADVISER: Pacific Investment Management Company LLC

INVESTMENT OBJECTIVE: The PIMCO Total Return Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PIONEER FUND PORTFOLIO (CLASS A)

SUBADVISER: Pioneer Investment Management, Inc.

INVESTMENT OBJECTIVE: The Pioneer Fund Portfolio seeks reasonable income and capital growth.

PIONEER MID-CAP VALUE PORTFOLIO (CLASS A)

SUBADVISER: Pioneer Investment Management, Inc.

INVESTMENT OBJECTIVE: The Pioneer Mid-Cap Value Portfolio seeks capital appreciation.

PIONEER STRATEGIC INCOME PORTFOLIO (CLASS A)

SUBADVISER: Pioneer Investment Management, Inc.

INVESTMENT OBJECTIVE: The Pioneer Strategic Income Portfolio seeks a high level of current income.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

SUBADVISER: Putnam Investment Management, LLC

INVESTMENT OBJECTIVE: The Met/Putnam Capital Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of small and mid-sized companies.

VAN KAMPEN COMSTOCK PORTFOLIO

SUBADVISER: Morgan Stanley Investment Management Inc.

INVESTMENT OBJECTIVE: The Van Kampen Comstock Portfolio seeks capital growth and income.

METROPOLITAN SERIES FUND, INC. (CLASS B OR CLASS E, AS NOTED)

Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of First MetLife Investors, is the investment adviser to the portfolios. The following Class B or Class E, as noted, portfolios are available under the contract:

BLACKROCK BOND INCOME PORTFOLIO

SUBADVISER: BlackRock Advisors, Inc.

INVESTMENT OBJECTIVE: The BlackRock Bond Income Portfolio seeks a competitive total return primarily from investing in fixed-income securities.

BLACKROCK MONEY MARKET PORTFOLIO

SUBADVISER: BlackRock Advisors, Inc.

INVESTMENT OBJECTIVE: The BlackRock Money Market Portfolio seeks a high level of current income consistent with preservation of capital. An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio.

During extended periods of low interest rates, the yields of the BlackRock Money Market Portfolio may become extremely low and possibly negative.

CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

SUBADVISER: Capital Guardian Trust Company

INVESTMENT OBJECTIVE: The Capital Guardian U.S. Equity Portfolio seeks long-term growth of capital.

DAVIS VENTURE VALUE PORTFOLIO (CLASS E)

SUBADVISER: Davis Selected Advisers, L.P. Davis Selected Advisers, L.P. may delegate any of its responsibilities to Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary.

INVESTMENT OBJECTIVE: The Davis Venture Value Portfolio seeks growth of capital.

MFS(R) TOTAL RETURN PORTFOLIO

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: The MFS(R) Total Return Portfolio seeks a favorable total return through investment in a diversified portfolio.

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

SUBADVISER: OppenheimerFunds, Inc.

INVESTMENT OBJECTIVE: The Oppenheimer Global Equity Portfolio seeks capital appreciation.

PUTNAM VARIABLE TRUST (CLASS IB)

Putnam Variable Trust is a mutual fund with multiple portfolios. Putnam Investment Management, LLC is the investment adviser to each portfolio. The following Class IB portfolio is available under the contract:

PUTNAM VT EQUITY INCOME FUND

INVESTMENT OBJECTIVE: The Fund seeks current income. Capital growth is a secondary objective when consistent with seeking current income.

MET INVESTORS SERIES TRUST -- METLIFE ASSET ALLOCATION PROGRAM (CLASS B)

In addition to the Met Investors Series Trust Portfolios listed above, the following Class B portfolios are available under the contract:

METLIFE DEFENSIVE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The MetLife Defensive Strategy Portfolio seeks a high level of current income with growth of capital, a secondary objective.

METLIFE MODERATE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The MetLife Moderate Strategy Portfolio seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.

METLIFE BALANCED STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The MetLife Balanced Strategy Portfolio seeks a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

METLIFE GROWTH STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The MetLife Growth Strategy Portfolio seeks growth of capital primarily through its investments in underlying portfolios that invest primarily in equity securities and secondarily through its investments in underlying portfolios that invest primarily in fixed income securities.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The MetLife Aggressive Strategy Portfolio seeks growth of capital through its investments in underlying portfolios that invest primarily in equity securities.

APPENDIX C
EDCA EXAMPLES WITH MULTIPLE PURCHASE PAYMENTS

In order to show how the EDCA program works, we have created some examples. The examples are purely hypothetical and are for illustrative purposes only. The interest rate earned in an EDCA account will be 3%, plus any additional interest which we may declare from time to time. In addition, each bucket attributable to a subsequent purchase payment will earn interest at the then-current interest rate applied to new allocations to an EDCA account of the same monthly term.


6-MONTH EDCA

The following example demonstrates how the 6-month Enhanced Dollar Cost Averaging (EDCA) program operates when multiple purchase payments are allocated to the program. The example assumes that a $12,000 net purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $10,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 12% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $12,000 allocation amount by 6 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA Account Value are accumulated at the EDCA interest rate using the following formula:

Account Value 1st Payment Bucket (month 2) =

Account Value 1st Payment Bucket (month 1) x (1+EDCA Rate)/(1/12)/ - EDCA Transfer Amount

At the beginning of the 4th month, a second net purchase payment of $6,000 is allocated to the EDCA program. The entire $6,000 is allocated to the 2nd Payment Bucket where it is credited with a 10% effective annual interest rate. This second net purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $6,000 allocation amount divided by 6) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.

                                                      ------Account Values------
  Beg of Amount Allocated    Actual         EDCA      1st Payment   2nd Payment
  Month      to EDCA      EDCA Transfer Account Value   Bucket        Bucket
  -----      -------      ------------- -------------   ------        ------
    1         12000           2000          10000        10000
    2                         2000           8095         8095
    3                         2000           6172         6172
    4          6000           3000           9230         3230         6000
    5                         3000           6309          261         6048
    6                         3000           3359            0         3359
    7                         3000            386            0          386
    8                          389              0            0            0
    9                            0              0            0            0
    10                           0              0            0            0
    11                           0              0            0            0
    12                           0              0            0            0
    13                           0              0            0            0
    14                           0              0            0            0
    15                           0              0            0            0

12-MONTH EDCA

The following example demonstrates how the 12-month Enhanced Dollar Cost Averaging (EDCA) program operates when multiple purchase payments are allocated to the program. The example assumes that a $24,000 net purchase payment is allocated to the EDCA program at the beginning of the first month and the first transfer of $2,000 also occurs on that date. The $22,000 remaining after the EDCA transfer is allocated to the 1st Payment Bucket where it is credited with a 12% effective annual interest rate. The EDCA transfer amount of $2,000 is determined by dividing the $24,000 allocation amount by 12 (the number of months in the EDCA program). Thereafter, a $2,000 transfer is made from the EDCA at the beginning of each month. Amounts remaining in the EDCA account value are accumulated at the EDCA interest rate using the following formula:

Account Value 1st Payment Bucket (month 2) =

Account Value 1st Payment Bucket (month 1) x

(1+EDCA Rate)/(1/12)/ - EDCA Transfer Amount

At the beginning of the 6th month, a second net purchase payment of $12,000 is allocated to the EDCA program. The entire $12,000 is allocated to the 2nd Payment Bucket where it is credited with a 10% effective annual interest rate. This second net purchase payment triggers an increase in the EDCA transfer amount to $3,000. The increased EDCA transfer amount is determined by adding $1,000 (the $12,000 allocation amount divided by 12) to the current EDCA transfer amount. The $3,000 monthly EDCA transfers will first be applied against the account value in the 1st Payment Bucket until exhausted and then against the account value in the 2nd Payment Bucket until it is exhausted.

                                                      ------Account Values------
  Beg of Amount Allocated    Actual         EDCA      1st Payment   2nd Payment
  Month      to EDCA      EDCA Transfer Account Value   Bucket        Bucket
  -----      -------      ------------- -------------   ------        ------
    1         24000           2000          22000        22000
    2                         2000          20209        20209
    3                         2000          18401        18401
    4                         2000          16575        16575
    5                         2000          14732        14732
    6         12000           3000          23872        11872         12000
    7                         3000          21801         8985         12096
    8                         3000          18262         6070         12192
    9                         3000          15417         3128         12289
    10                        3000          12545          157         12387
    11                        3000           9645            0          9645
    12                        3000           6722            0          6722
    13                        3000           3776            0          3776
    14                        3000            806            0           806
    15                         812              0            0             0

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